UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-12

IMMUNOVANT, INC.

(Name of Registrant as Specified In Its Charter)

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# Your **Vote** Counts!

**IMMUNOVANT, INC.**

2022 Annual Meeting
Vote by August 16, 2022
11:59 PM EDT

IMMUNOVANT, INC.
320 WEST 37TH STREET
NEW YORK, NY 10018

D88072-P74771

## You invested in IMMUNOVANT, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 17, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

August 17, 2022
2:30 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/IMVT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of three directors, each to hold office until our 2023 Annual Meeting of Stockholders:<br>**Nominees:**<br>01) Peter Salzmann, M.D., M.B.A.<br>02) Douglas Hughes<br>03) George Migausky | For |
| 2. Ratification of the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023. | For |
| 3. Non-binding, advisory vote on the compensation of our named executive officers. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D88073-P74771